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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gene W. Schneider, Michael T. Fries and J. Timothy Bryan, and each of them, his or her attorneys-in-fact, with full power substitution, for him or her in any and all capacities, to sign a registration statement to be filed with the Securities and Exchange Commission (the "Commission") on Form S-3 in connection with the issuance and distribution by UIH Australia/Pacific, Inc., a Colorado corporation (the "Company"), of warrants ("Warrants") to purchase shares of the Company's Common Stock, par value $.01 per share ("Common Stock") and the underlying Common Stock issuable upon exercise of such Warrants, and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission; and to sign all documents in connection with the qualification and the sale of the Warrants and Common Stock with Blue Sky authorities; granting unto said attorneys-in-fact full power and authority to perform any other act on behalf of the undersigned required to be done in the premises, hereby ratifying and confirming all that said attorneys-in-fact may lawfully do or cause to be done by virtue hereof.


Date: October 9, 1997
                                    /s/ Gene W. Schneider
                                    --------------------------------------------
                                    Gene W. Schneider

Date: October 9, 1997
                                    /s/ Michael T. Fries
                                    --------------------------------------------
                                    Michael T. Fries

Date: October 9, 1997
                                    /s/ J. Timothy Bryan
                                    --------------------------------------------
                                    J. Timothy Bryan

Date: October 9, 1997
                                    /s/ Mark L. Schneider
                                    --------------------------------------------
                                    Mark L. Schneider

Date: October 9, 1997
                                    /s/ Valerie L. Cover
                                    --------------------------------------------
                                    Valerie L. Cover